UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2018

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WEWARDS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-197968	33-1230099
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2960 West Sahara Avenue

Las Vegas, NY 89102

(Address of Principal Executive Office) (Zip Code)

702-944-5599

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 9, 2018, the Registrant, as assignee from the inventors, filed an Application for a Provisional Patent (the “Application”) for an invention entitled “System and Method for Single Registration and Signing.” A brief description of the invention, taken from the Application itself, is as follows:

In some embodiments, the disclosed invention is a single registration and transaction signing service (also called RegSign), for example, as a web service that performs two major functions: signing transactions and assisting client web applications in the creation of accounts, for example, on a blockchain platform. The disclosed invention can be integrated with existing client web applications of an ecosystem or platform. In some embodiments, the disclosed invention includes its own UI; client web application that redirects users to the UI whenever they are required to input or view data, e.g., sign a transaction with a transaction password.

Currently, ecommerce platforms provide retailers with an opportunity to connect with consumers whenever and wherever they are and therefore extends the boundaries of a physical retail store. Ecommerce websites and mobile applications accept online payments and allow consumers to track their delivery online. Relative simplicity of setting up and running an ecommerce environment keeps attracting increasingly more merchants that are motivated by the perspectives of enrolling new customers and boosting sales. However, the ecommerce world is now over-supplied with goods and services where the consumers' buying power surrenders to the cost of products they would like to purchase.

A global loyalty points (GLP) system according to the disclosed invention transforms the traditional concept of ecommerce into a concept of cooperative society, a crowdsourcing platform with blockchain token used as a reward to the consumers. The system provides consumers with rewards each time they complete a challenge defined by a merchant. This makes the ecommerce process beneficial to everyone and helps distribute commercial wealth among the merchants and consumers.

In some embodiments, the GLP system is a digital rewards ecosystem based on the blockchain technology. The ecosystem is used by both consumers and merchants, and benefits them as follows:

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Merchants, by enrolling their business into GLP ecosystem, are able to attract more consumers to complete the challenges they set up. This is especially useful for small, local business that do not have large and pooled marketing budgets.

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Consumers that use GLP ecosystem and shop at the merchants that are enrolled in GLP ecosystem, receive GLP token rewards for every challenge they complete.

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GLP ecosystem enables better consumer targeting by allowing the merchants to adjust the size of the reward based on challenge offered, store location, season, time of day, and other parameters.

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Consumers and merchants are able to earn additional rewards by introducing new consumers and merchants to the ecosystem.

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Unlike other reward or loyalty programs, GLP ecosystem tokens are "backed" by popular open cryptocurrencies, for example, ETH. This ensures that all GLP tokens in circulation are always covered by the actual ETH in a Reserve Bank.

A key advantage of modern blockchain based solutions is lack of centralized control over user transactions. Each user is responsible for authorizing any transaction that involves a transfer of value from this user to another. Such authorization is typically associated with digitally signing a transaction with a private key that is known only to the authorizing user. However, requiring the user to enter the private key every time a transaction needs to be authorized introduces additional friction point in the user flow.

As a result, different approaches are used to cache the private key within the client application, which by itself creates a security risk if the client application is broken into, a hacker can get access to user's private key and therefore be able to sign transactions while impersonating the user.

This risk increases when the client application is architected as a web application. Given the decentralized nature of GLP ecosystem (block-chain loyalty rewards financial system, with multiple independently implemented and managed client applications), a secure web-based solution is desirable for signing transactions that would simplify the signing process from the user perspective. Instead of memorizing and entering long and/or cryptic private key, they user is able to sign the transaction by entering a short transaction password.

In some embodiments, the disclosed invention caches user's private key encrypted with a transaction password; however, it does not store the transaction password. In other words, the disclosed invention is architecturally de-coupled from the block-chain based financial system and is unaware of any business logic contained within the transactions it is used to sign. In some embodiments, the disclosed invention may be optional component rather than a centralized service. In other words, a client application may choose to use the disclosed invention to ensure secure caching of private key, or implement its own caching solution in a secure fashion.

As reported in the Registrant’s Form 8-K which was filed with the SEC on March 9, 2018, On March 1, 2018, the Registrant moved its corporate offices to the building located at 2960 West Sahara Avenue, Las Vegas, NV 89102. In that Form 8-K, the Registrant stated that the building is owned by Power Kingdom, Ltd. (“Kingdom”), an affiliate of the Registrant by reason of common ownership with Lei Pei, the Registrant’s majority shareholder and sole officer and director. The actual owner of the building is Future Property Limited (“Future”), which is another affiliate of the Registrant by reason of common ownership by Mr. Pei. Future then entered into a five-year lease with United Power, Inc. (“United”), which is affiliated with the Registrant for the same reason as Future. United, as the Registrant’s overtenant, has two additional five-year options to renew its lease with Future.

As previously reported in the Form 8-K which was filed on March 9, 2018, and updated on March 12, 2018 to reflect the correct name of the owner of the building, United then entered into a sublease with the Registrant. The Registrant is occupying 8,015 square feet, consisting of 70% of the second floor of the building. The Registrant has signed a five-year lease with United at a base monthly rent of $15,000, plus a possible increase of up to 3% each year based on increases, if any, of the Consumer Price Index. The Registrant is commencing the use of the space for executive and administrative offices. The Registrant has been informed by an independent real estate broker that the rent being charged by United is consistent with rents being charged by other landlords for commercial space in the area where the building is located. The Registrant’s telephone number at the new address is 702-944-5599.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEWARDS, INC.

Date: March 13, 2018	By:	/s/ Lei Pei
Lei Pei CEO

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